K A M A N I N V E S T O R P R E S E N TAT I O N March 16, 2023

2 CAUTIONARY STATEMENT K A M A N . C O M FORWARD LOOKING STATEMENTS This presentation includes "forward looking statements" relating to the announced transactions and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “project”, “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” and other words of similar meaning in connection with a discussion of future operating or financial performance or events. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ from those expressed in the forward looking statements. Such risks and uncertainties include, among others, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and future and estimated revenues, earnings, cash flow, charges, cost savings and expenditures. Additional risks and uncertainties that could cause our actual results to differ from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. NON-GAAP FINANCIAL MEASURES Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented at the end of the presentation.

3K A M A N . C O M $ 1.2 B ENTERPRISE VALUE 3,000+ EMPLOYEES SALES IN 50+ COUNTRIES 53 CONSECUTIVE YEARS OF DIVIDEND PAYMENTS Note: Data as of December 31, 2022

4K A M A N . C O M OUR VISION To propel our customers forward by imagining and delivering highly-engineered solutions

5 KEY MESSAGES K A M A N . C O M A FOCUS ON STRATEGIC INITIATIVES TO REDUCE VARIATION IN PERFORMANCE: • Acquisition of Parker-Hannifin Aircraft Wheel & Brake to grow our engineered products portfolio • Consolidation of precision products facilities • Discontinuation of K-MAX and K-MAX TITAN programs • Right size the total cost structure of the organization • Utilize the Vermont facility turnaround as a blueprint to improve other Structure segment sites FUTURE PERFORMANCE INDICATORS: • Backlog of > $720 M with organic backlog increasing ~60% in Engineered Products year-over-year • Robust sales and order activity in medical, industrial, and commercial, business and general aviation markets • U.S. Marine Corps Medium Unmanned Logistics Systems – Air (MULS-A) program award for KARGO UAS • Agreement with PHI Aviation LLC for promotion, sales and support of KARGO UAV and a non-binding MOU for 50 units.

6 SEGMENT OUTLOOK & STRATEGY K A M A N . C O M ENGINEERED PRODUCTS Focus on execution PRECISION PRODUCTS STRUCTURES Launch next generation fuzing systems OUTLOOK IMPROVETRANSFORMGROW STRATEGY Win new business Introduce new products Develop new products Advance autonomous technologies Improve mix with higher aftermarket exposure Improve quality and on-time delivery Grow organically Pivot to new technologies and markets Strengthen marginMISSION Adopt VT operating model across segment

7K A M A N . C O M ENGINEERED PRODUCTS Self Lubricating Bearings Traditional Airframe Bearings Flexible Drive Systems High Precision Miniature Bearings Engine Aftermarket Components High Precision Seals, Springs & Contacts Karon® Self Lubricating Machinable Liner Custom design capability Patented and proprietary technology Proprietary design, machining & assembly FAA parts manufacturing authorization Proprietary design, machining & assembly PROVIDING A BROAD RANGE OF PREMIER PRODUCTS FOR DIVERSE END MARKETS Aircraft Wheel & Brake Proprietary technologies

ENGINEERED PRODUCTS K A M A N . C O M 8 • Contribution of margin from Aircraft Wheel & Brake acquisition • Higher volumes of commercial bearings • Increase in sales of 23.8% sequentially and 38.1% over the prior year period. Q4 Key Drivers 2022 Financial Results Net Sales Operating Income Adj. EBITDA Adj. EBITDA Margin $377 M $57.8M $91.4M 24.2% Quarterly Results Execute on strong backlog, continue to expand margins and deliver solid results

9K A M A N . C O M PARKER AIRCRAFT WHEEL & BRAKE LEADING PORTFOLIO • Trusted provider of mission critical wheel & brake technology products ESTABLISHED & PREDICTABLE BUSINESS • Best in class margins and strong cash flow • Long standing customer relationships with global reach • Solutions integrated into 100+ platforms worldwide • Installed base of ~450,000 aircraft globally serviced • Scalability for short-term and long-term growth • Customized proprietary designs protected by intellectual property • Experienced leadership team ~$70 M 2021 REVENUE ~40% 2021 EBITDA MARGIN 80% SINGLE SOURCED CONTRACTS 1 CENTRALIZED LOCATION AVON, OH 75+ CUSTOMERS Note: All data including but not limited to Revenue and EBITDA Margin is LTM December 31, 2021 as provided by Parker and has not been audited. See full presentation for acquisition published on May 23, 2022 at www.kaman.com/investors/investor-presentations.

10K A M A N . C O M PRECISION PRODUCTS SAFE & ARM DEVICES Supporting U.S. & Allied militaries Joint Programmable Fuze ATacMS® AMRAAM® Harpoon JASSM® MK54 SLAM-ER Tomahawk DIVERSE AERIAL SYSTEMS Supporting heavy & medium lift applications SH-2G K-MAX® (aftermarket & training) KARGO UAV unmanned aerial system PROVIDING UNMATCHED PRECISON, VERSATILITY AND EFFICIENCY MEMORY & MEASUREMENT Supporting mission & flight critical applications Ruggedized avionics modules Advanced sensor technology Signal Conditioning electronics

PRECISION PRODUCTS K A M A N . C O M 11 • Higher sales and margin for K-MAX® spares and support and the SH-2 program • Lower sales and gross profit for JPF program • Higher R&D spend for KARGO UAV Program Q4 Key Drivers 2022 Financial Results Net Sales Operating Income Adj. EBITDA Adj. EBITDA Margin $185 M $17.7M $21.4M 11.5% Quarterly Results Pivot to new technologies and markets

12K A M A N . C O M KARGO UAV – Unmanned Arial System Designed for easy transport and deployment Lifting capacity of 800 lbs Self-deploys with no payload up to 523 nautical miles Flight testing of full- scale vehicle - 2023 Capabilities K A M A N . C O M 1 2 Defense Commercial  Down selected for MULS-A by US Marine Corp  Funding provided for development of prototype  Period of Performance 2023 – 2024  Partnered with PHI, leading global helicopter solutions provider  Intent to purchase 50 units  Co-develop commercial platform, sales, and support model Pursuing multiple opportunities with recent success on in both Commercial and Defense

13K A M A N . C O M STRUCTURES PROVIDING KEY STRUCTURAL COMPONENTS ACROSS CRITICAL END MARKETS AH-1Z Bell blade skin to core structural components Black Hawk Cockpit Sikorsky multi-year contract awarded in Dec 2021 A-10 Thunderbolt Boeing wing assemblies contract through 2030 Medical Imaging Tables Partnership with Mirion Technologies in Jan 2022 Commercial Engine OEM

STRUCTURES K A M A N . C O M 14 • Lower sales and margins in UH-60 Black Hawk and A-10 programs • Higher sales and margins for Vermont facility due to Boeing P-8A and Rolls Royce programs Q4 Key Drivers Quarterly Results2022 Financial Results Net Sales Operating Income Adj. EBITDA Adj. EBITDA Margin $126M $(3.0)M $0.5M 0.4% Deploy Vermont facility blueprint to drive improved quality and performance across segment

15 2022 SALES BY END MARKET K A M A N . C O M BOEING & AIRBUS SALES ~81% OEM CONSOLIDATED SALES: $688 M ~19% Aftermarket39% 35% 14% 12% Defense Commercial, Business & General Aviation Medical Industrial & Other

K A M A N . C O M 16 PORTFOLIO TRANSFORMATION Divestitures  Kaman Distribution segment  Kaman UK operations  Kaman Mexico structures Acquisitions  Bal Seal Engineering  Investment in Near Earth Autonomy  Aircraft Wheel and Brake Strategic Initiatives  Consolidated Jacksonville facilities  Ceased production of K-MAX  Investment in KARGO UAV  Consolidating JPF production  Reducing costs across the organization REPOSITIONING KAMAN FOR HIGHER GROWTH AND PROFITABILITY

FOCUSED ON EXECUTION K A M A N . C O M 17 GROWTH THROUGH INNOVATION Accelerate internal investments in our products, facilities and people OPERATIONAL EXCELLENCE DE-LEVERAGING & CAPITAL ALLOCATION Paydown debt Maintain a disciplined approach to shareholder returns Drive significantly improved operating and financial performance EBITDA MARGIN FREE CASH FLOW CONVERSION RETURN ON INVESTED CAPITAL Eliminate sources of variation

2023 MARKET OUTLOOK K A M A N . C O M 18 PLATFORM / END MARKETS Safe and Arm Devices Commercial, Business & General Aviation Medical Industrials 2023 vs. 2022 FULL YEAR EXPECTATIONS ↑ ↑ ↑ ↑ Benefiting from strong order rates, improved performance and expansion into new markets Benefiting from strong order rates, improved performance and adoption of new technologies Lower JPF volume Benefiting from strong order rates, improved performance and addition of Aircraft Wheel and Brake Defense Improved performance in defense offerings and addition of Aircraft Wheel and Brake ↑

AP P EN DI X

NON-GAAP RECONCILIATIONS K A M A N . C O M 21 For Kaman: Adjusted EBITDA and Adjusted EBITDA Margin - Adjusted EBITDA for the consolidated company results is defined as earnings from continuing operations before interest, taxes, other expense (income), net, depreciation and amortization and certain items that are not indicative of the operating performance of the Company for the periods presented. Adjusted EBITDA for the segments is defined as operating income before depreciation and amortization. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percent of Net sales. Management believes Adjusted EBITDA and Adjusted EBITDA margin provide an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of our results between periods because they provide a view of our operations that excludes items that management believes are not reflective of operating performance, such as items traditionally removed from net earnings in the calculation of EBITDA as well as Other expense (income), net and certain items that are not indicative of the operating performance of the Company for the period presented. Adjusted EBITDA and Adjusted EBITDA margin are not presented as an alternative measure of operating performance, as determined in accordance with GAAP. Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share - Adjusted earnings from continuing operations and adjusted diluted earnings per share are defined as GAAP “Earnings from continuing operations" and "Diluted earnings per share", less items that are not indicative of the operating performance of the business for the periods presented. These items are included in the reconciliation below. Management uses adjusted earnings from continuing operations and adjusted diluted earnings per share to evaluate performance period over period, to analyze the underlying trends in our business and to assess its performance relative to its competitors. We believe that this information is useful for investors and financial institutions seeking to analyze and compare companies on the basis of operating performance. Adjusted Free Cash Flow – Adjusted free cash flow is defined as GAAP “Net cash provided by (used in) operating activities from continuing operations” in a period less “Expenditures for property, plant & equipment” in the same period and any adjustments that are representative of the Company's cash generation or usage in the period. For 2021 we adjusted free cash flow to remove the cash payment made to Bal Seal employees under the retention plan established by the former owners of Bal Seal. Management believes free cash flow from continuing operations and adjusted free cash flow provides an important perspective on our ability to generate cash from our business operations and, as such, that it is an important financial measure for use in evaluating the Company's financial performance. Free cash flow and adjusted free cash flow should not be viewed as representing the residual cash flow available for discretionary expenditures such as dividends to shareholders or acquisitions, as it may exclude certain mandatory expenditures such as repayment of maturing debt and other contractual obligations. Management uses free cash flow and Adjusted free cash flow internally to assess overall liquidity. For Parker: EBITDA and EBITDA Margin – EBITDA and EBITDA margin for Aircraft Wheel and Brake represent unaudited financial information provided by Parker. EBITDA is defined as earnings before interest, taxes, net depreciation. EBITDA margin is defined as EBITDA as a percent of Net sale. EBITDA and EBITDA Margin are indicative of the operating performance of the Company for the periods presented. Management believes EBITDA and EBITDA margin provide an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of results between because they provide a view of operations that excludes items that management believes are not reflective of operating performance. EBITDA and EBITDA margin are not presented as an alternative measure of operating performance, as determined in accordance with GAAP.

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